UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2005 (October 1, 2005)

Centennial Bank Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Seventeenth St., Suite 300 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-296-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on October 1, 2005, Centennial Bank Holdings, Inc. (the “Company”) consummated the acquisition of First MainStreet Financial, Ltd. (“First MainStreet”) pursuant to an Agreement and Plan of Merger (“Plan of Merger”) dated December 20, 2004 (the “Acquisition”). The Acquisition was a stock-for-stock merger and the Company issued an aggregate of 9,517,731 shares of common stock in exchange for First MainStreet’s outstanding common stock. A copy of the Plan of Merger, which has been filed as Appendix 2.1 to the Company’s Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission (“Commission”) on May 12, 2005, is incorporated into this Item 2.01 by reference. A copy of the press release announcing the closing of the Merger, which has been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, which was filed with the Commission on October 5, 2005, is incorporated into this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Information of Business Acquired

The required financial statements of First MainStreet as of and for the six months ended June 30, 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference. The required financial statements of First MainStreet as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information as of June 30, 2004 and for the six and twelve months ended June 30, 2004 and December 31, 2004, respectively, is attached as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(c) Exhibits.

The following exhibits are being filed herewith:

2.1	Agreement and Plan of Merger Agreement and Plan of Merger (“Plan of Merger”) dated December 20, 2004, by and between Centennial Bank Holdings, Inc. and First MainStreet Financial, Ltd. (attached as Appendix 2.1 to the Registrant’s Registration Statement on Form S-1, filed with the Commission on May 12, 2005 and incorporated herein by reference.

99.1	Press Release dated October 1, 2005 with respect to the closing of the Acquisition (attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on October 5, 2005 and incorporated herein by reference).

99.2*	Unaudited consolidated financial statements of First MainStreet Financial, Ltd. as of June 30, 2005 and December 31, 2004 and for the three and six months ended June 30, 2005 and 2004.

99.3*	Audited consolidated financial statements of First MainStreet Financial, Ltd. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.

99.4*	Unaudited pro forma condensed combined financial information as of June 30, 2005 and for the six and twelve months ended June 30, 2005 and December 31, 2004, respectively.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

By:	/S/ ZSOLT K. BESSKÓ
Name:	Zsolt K. Besskó
Title:	Executive Vice President, General Counsel and Secretary

Date: November 10, 2005

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